UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 20, 2006
                                                 -------------------------------

                              GSAMP Trust 2006-S6
             -----------------------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
             -----------------------------------------------------
             (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
             -----------------------------------------------------
              (Exact name of sponsor as specified in its charter)

        Delaware                  333-132809-32                  13-3387389
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation             File Number                Identification No.
      of depositor)             of issuing entity)             of depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code      (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On October 20, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-S6 Mortgage Pass-Through Certificates, Series 2006-S6 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Loan Servicing, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-1A, Class A-1B, Class A-1C, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, and Class M-7 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $354,180,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of October 18, 2006, by and between the Company and the Underwriter.

      The Class X, Class X-1, Class R and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of October 18, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Ocwen Loan Servicing, LLC, as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Assignment, Assumption and Recognition Agreement, dated as of October 20, 2006, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and American Home Mortgage Corp. (included as Exhibit Q-1 to Exhibit 4).

Exhibit 10.2 Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, by and between Goldman Sachs Mortgage Company and American Home Mortgage Corp. (included as Exhibit Q-1 to Exhibit 4).

Exhibit 10.3 Assignment, Assumption and Recognition Agreement, dated as of October 20, 2006, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and Fremont Investment & Loan (included as Exhibit Q-2 to Exhibit 4).

Exhibit 10.4 Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, by and between Goldman Sachs Mortgage Company and Fremont Investment & Loan (included as Exhibit Q-2 to Exhibit 4).

Exhibit 10.5 Representations and Warranties Agreement, dated as of October 20, 2006, by and between Goldman Sachs Mortgage Company and Quicken Loans, Inc. (included as Exhibit Q-3 to Exhibit 4).

Exhibit 10.6 ISDA Master Agreement, dated as of October 20, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the yield maintenance provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to
                  Exhibit 4).

Exhibit 10.7 Schedule to the Master Agreement, dated as of October 20, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the yield maintenance provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

Exhibit 10.8 Confirmation, dated as of October 11, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the yield maintenance provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

Exhibit 10.9 ISDA Master Agreement, dated as of October 20, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit U to Exhibit 4).

Exhibit 10.10 Schedule to the Master Agreement, dated as of October 20, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit U to Exhibit
                  4).

Exhibit 10.11 Confirmation, dated as of October 11, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit U to Exhibit 4).

Exhibit 10.12 Representations and Warranties Agreement, dated as of October 20, 2006, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit V to Exhibit
                  4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2006                   GS MORTGAGE SECURITIES CORP.

                                          By: /s/ Michelle Gill
                                              ----------------------------------
                                              Name: Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.              Description                             Electronic (E)
--------------           -----------                             --------------
1                        Underwriting Agreement, dated as of         (E)
                         October 18, 2006, by and among GS
                         Mortgage Securities Corp., as
                         depositor, and Goldman, Sachs & Co.,
                         as an underwriter

4                        Pooling and Servicing Agreement,            (E)
                         dated as of October 1, 2006, by and
                         among GS Mortgage Securities Corp.,
                         as depositor, Ocwen Loan Servicing,
                         Inc., as servicer, and Deutsche Bank
                         National Trust Company, as trustee.

10.1                     Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         October 20, 2006, by and between GS
                         Mortgage Securities Corp., Goldman
                         Sachs Mortgage Company and American
                         Home Mortgage Corp. (included as
                         Exhibit Q-1 to Exhibit 4).

10.2                     Amended and Restated Flow Mortgage          (E)
                         Loan Purchase and Warranties
                         Agreement, dated as of January 1,
                         2006, by and between Goldman Sachs
                         Mortgage Company and American Home
                         Mortgage Corp. (included as Exhibit
                         Q-1 to Exhibit 4).

10.3                     Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         October 20, 2006, by and between GS
                         Mortgage Securities Corp., Goldman
                         Sachs Mortgage Company and Fremont
                         Investment & Loan (included as
                         Exhibit Q-2 to Exhibit 4).

10.4                     Amended and Restated Flow Mortgage          (E)
                         Loan Purchase and Warranties
                         Agreement, dated as of June 1, 2006,
                         by and between Goldman Sachs Mortgage
                         Company and Fremont Investment & Loan
                         (included as Exhibit Q-2 to Exhibit 4).

10.5                     Representations and Warranties              (E)
                         Agreement, dated as of October 20,
                         2006, by and between Goldman Sachs
                         Mortgage Company and Quicken Loans,
                         Inc. (included as Exhibit Q-3 to
                         Exhibit 4).

10.6                     ISDA Master Agreement, dated as of          (E)
                         October 20, 2006, by and between
                         Goldman Sachs Mitsui Marine
                         Derivatives Products, L.P., the yield
                         maintenance provider, and Deutsche
                         Bank National Trust Company, the
                         trustee (included as Exhibit T to
                         Exhibit 4).

10.7                     Schedule to the Master Agreement,           (E)
                         dated as of October 20, 2006, by and
                         between Goldman Sachs Mitsui Marine
                         Derivatives Products, L.P., the yield
                         maintenance provider, and Deutsche
                         Bank National Trust Company, the
                         trustee (included as Exhibit T to
                         Exhibit 4).

10.8                     Confirmation, dated as of October 11,       (E)
                         2006, by and among Goldman Sachs
                         Capital Markets, L.P., Goldman Sachs
                         Mitsui Marine Derivatives Products,
                         L.P., the yield maintenance provider,
                         Goldman Sachs Mortgage Company, L.P.,
                         and Deutsche Bank National Trust
                         Company, the trustee (included as
                         Exhibit T to Exhibit 4).

10.9                     ISDA Master Agreement, dated as of          (E)
                         October 20, 2006, by and between
                         Goldman Sachs Mitsui Marine
                         Derivatives Products, L.P., the swap
                         provider, and Deutsche Bank National
                         Trust Company, the trustee (included
                         as Exhibit U to Exhibit 4).

10.10                    Schedule to the Master Agreement,           (E)
                         dated as of October 20, 2006, by and
                         between Goldman Sachs Mitsui Marine
                         Derivatives Products, L.P., the swap
                         provider, and Deutsche Bank National
                         Trust Company, the trustee (included
                         as Exhibit U to Exhibit 4).

10.11                    Confirmation, dated as of October 11,       (E)
                         2006, by and among Goldman Sachs
                         Capital Markets, L.P., Goldman Sachs
                         Mitsui Marine Derivatives Products,
                         L.P., the swap provider, Goldman
                         Sachs Mortgage Company, L.P., and
                         Deutsche Bank National Trust Company,
                         the trustee (included as Exhibit U to
                         Exhibit 4).

10.12                    Representations and Warranties              (E)
                         Agreement, dated as of October 20,
                         2006, by and between Goldman Sachs
                         Mortgage Company and GS Mortgage
                         Securities Corp. (included as Exhibit
                         V to Exhibit 4).

                                       7